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                                                                   Exhibit 10.38

                MASTER TECHNOLOGY OWNERSHIP AND LICENSE AGREEMENT

        This Master Technology Ownership and License Agreement (the "AGREEMENT") is entered into as of August 20, 2001 by and between ESS Technology, Inc., a California corporation ("ESS") and Vialta, Inc., a Delaware corporation ("VIALTA").

                                     RECITAL

        In connection with entering into a Distribution Agreement concurrently herewith, ESS and Vialta wish to acknowledge and memorialize their agreements with respect to world-wide ownership of Technology and other intellectual property existing as of the Distribution Date.

                                    AGREEMENT

        1. Definitions. The following terms, when capitalized herein, shall have the meanings set forth below in this Section 1. Unless indicated otherwise, all other capitalized terms which are used but are not otherwise defined herein shall have the meanings ascribed to them in the Distribution Agreement.

               1.1 "ACCESS BROWSER SOFTWARE PROGRAM" means a Browser that includes any of the software licensed under the agreement between Access Co., Ltd., a Japanese corporation and ESS dated August 1, 1996.

               1.2 "APPLICATION SOFTWARE" means software code, in source and object code form, primarily designed to perform one or more specific functions directly for the user or for another application program. "APPLICATION SOFTWARE" shall also mean programmer notes and documentation specifically associated with such software code.

               1.3 "BROWSER" means a client program that uses the Hypertext Transfer Protocol ("HTTP"), or a similar protocol, to make requests of Web servers throughout the Internet on behalf of the browser user. A Browser shall be considered Application Software.

               1.4 "CHIPS" means computer components such as microprocessors, integrated circuits and other computer chips (including microcode stored thereon) and each method, material, process and apparatus primarily relating to the design, test and manufacture of any of the foregoing.

               1.5 "COPYRIGHTS" mean collectively (i) any copyright in any works of authorship fixed in any tangible medium of expression as set forth in 17 U.S.C. Section 101 et seq., whether registered or unregistered, including any applications for registration thereof, (ii) any corresponding foreign copyrights under the laws of any jurisdiction, in each case, whether registered or unregistered, and any applications for registration thereof, and (iii) moral, common law or other rights in creative works however vested under the laws of any jurisdiction.

               1.6 "DISTRIBUTION AGREEMENT" means the Master Distribution Agreement between the parties executed simultaneously herewith.



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               1.7 "DISTRIBUTION DATE" shall have the meaning set forth in the
Distribution Agreement.

               1.8 "DVD" means "DIGITAL VERSATILE DISK", formerly "DIGITAL VIDEO DISK", which is a CD-sized disk with a capacity at or above 4 GB (gigabytes), able to be recorded using optical technology, with data containing full-length motion pictures, audio, or other data files.

               1.9 "DVD PRODUCT" means a System designed to read and decode data from a DVD.

               1.10 "ENREACH BROWSER" means a Browser that includes any of the software licensed under the agreement between Enreach Technology, Inc. and Vialta.com dated August 26, 2000.

               1.11 "ESS TECHNOLOGY" shall have the meaning assigned to it in
Section 2.1.

               1.12 "FIRMWARE" means software code, in source or object code form that resides on computer hardware, specifically Flash Memory, RAM, ROM, PROM and EPROM Chips, such that, although machine readable, the software code residing on such computer hardware may not be modified or deleted without external hardware. "FIRMWARE" also includes such software code before it is made resident on such computer hardware, as well as the programmer notes and documentation specifically associated with such software code.

               1.13 "INTELLECTUAL PROPERTY RIGHTS" means all rights, under United States law, foreign laws, or the law of any jurisdiction, relating to Copyrights, Marks, mask works, trade secrets, and all other intellectual and industrial property rights of every kind and nature however designated, whether arising by operation of law, contract, license or otherwise, and whether or not subject to statutory registration. "INTELLECTUAL PROPERTY RIGHTS" specifically includes rights to keep certain information confidential as provided in the Master Confidential Disclosure Agreement between the parties and specifically excludes Patents.

               1.14 "KOMODO INTERNET PHONE PRODUCT" means the internet-phone system permitting point-to-point voice calls and internet calls using voice over IP technology.

               1.15 "MARK" means any trademark, service mark, trade name, and the like, or other word, name, symbol or device, or any combination thereof, used or intended to be used by a person to identify and distinguish the products or services of that person from the products or services of others and to indicate the source of such goods or services, including without limitation all registrations and applications therefor throughout the world and all common law and other rights therein throughout the world.

               1.16 "PATENTS" means patents, utility patents, utility modes, design patents, design registrations, certificates of invention and other governmental grants for the protection of inventions or industrial designs anywhere in the world, issued or issuing on patent applications entitled to a priority, first, actual or effective filing date on or before the Distribution Date (or thereafter if containing issued claims covering an invention conceived before the Distribution Date), and all reissues, renewals, re-examinations and extensions of any of the foregoing.



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               1.17 "SUBSIDIARY" shall have the meaning set forth in the
Distribution Agreement.

               1.18 "SYSTEM" means an aggregation or combination of elements or components primarily designed to work together for a common purpose and that is sold or otherwise distributed interconnected or to be interconnected, excluding Chips that may comprise a part of the System. Also, a "SYSTEM" shall not mean a Chip even though such Chip may itself comprise an aggregation or combination of elements primarily designed to work together for a common purpose.

               1.19 "TECHNOLOGY" means software programs (including all source code, object code and documentation), designs, algorithms, libraries of software, technical information, technical drawings, know-how, manufacturing processes, design processes, behavioral models, logic diagrams, schematics, test vectors, formulae, industrial models, designs and design information, product information, specifications, data, methodologies, routines, techniques, engineering information, engineering work papers and notes, computer and electronic data processing and other apparatus programs, databases, trade secrets, technical information, records, knowledge, data and other like property.

               1.20 "VIALTA TECHNOLOGY" means all Technology that is or is primarily designed to be:

                      1.20.1 Application Software for use with Vphone Products, the EnReach Browser, DVD Products, ViDVD Products, ViAudio/ViMedia Products, and Komodo Internet Phone Products;

                      1.20.2 Systems for use with Vphone Products, the EnReach Browser, DVD Products, ViDVD Products, ViAudio/ViMedia Products, and Komodo Internet Phone Products;

                      1.20.3 Firmware for use with Vphone Products, the EnReach Browser, ViAudio/Media Products and Komodo Internet Phone Products; and

                      1.20.4 Firmware for use with ViDVD Products, but specifically excluding Technology primarily designed to be basic and generic functionality including without limitation the standard features of DVD, VCD, SVCD, MP3, Digital Photography, Karaoke, DVD Audio, Dolby, DTS and SACD.

        For purposes of clarity, "VIALTA TECHNOLOGY" does not include any Technology that is Chips.

               1.21 "VIAUDIO/MEDIA PRODUCT" means the Video Internet Audio/Media System currently marketed by Vialta, under the names "ViMedia", for media-rich content and hyperlinked interaction for ViDVD Products.

               1.22 "VIDVD PRODUCT" means the proprietary DVD System currently marketed by Vialta under the name, "ViDVD", with web functionality, supporting Dolby Digital audio, MP3 audio and DTS audio, with Karaoke and Internet telephony capabilities.



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               1.23 "VPHONE PRODUCT" means the videophone System marketed by
Vialta under the name "ViPhone", permitting point-to-point or Internet-based videophone calls.

        2.     Technology and Intellectual Property Ownership.

               2.1 As between ESS and Vialta, Vialta is the exclusive owner of all right, title and interest in and to the Vialta Technology and the Intellectual Property Rights in such Vialta Technology existing as of the Distribution Date. As between ESS and Vialta, ESS is the exclusive owner of all right, title and interest in and to all other Technology ("ESS TECHNOLOGY"), including without limitation Chips, and the Intellectual Property Rights in such ESS Technology existing as of the Distribution Date.

               2.2 As between ESS and Vialta, Vialta is the exclusive owner of all right, title and interest in and to the Marks set forth in Exhibit B hereto, together with any associated goodwill. As between ESS and Vialta, ESS is the exclusive owner of all right, title and interest in and to all other Marks existing as of the Distribution Date. Neither party shall (i) challenge the other party's ownership or use of the Marks acknowledged herein as owned by such other party; (ii) attempt to itself register any such Marks or any marks confusingly similar thereto in any jurisdiction in the world; (iii) alter or add to any such Marks; or (iv) incorporate any such Marks into its own trademarks, product names, service marks, company names, domain names, or any other similar designations.

               2.3 Notwithstanding Section 2.1, ESS and Vialta shall each own an undivided 50/50 interest in the ACCESS Browser Software Program, together with the Intellectual Property Rights protecting the ACCESS Browser Software Program, subject to the use restrictions specified in Exhibit A hereto. Each party shall have the unrestricted right to grant licenses (including the right for any licensees to grant sublicenses) to third parties under such ACCESS Browser Software Program without accounting and with necessary consent hereby given by the other party as may be required by the law of any country in granting such licenses to third parties.

               2.4 The parties acknowledge this Agreement sets forth the parties intended ownership and licensing of the subject matter hereof as of the Distribution Date. To the extent the actual ownership of the Technology and Intellectual Property Rights addressed herein is other than as stated herein, the parties hereby make and agree to make any and all appropriate assignments to make the statements herein full and accurate. To the extent ownership records in fact differ from that provided herein, the parties agree to execute at any time (including after the Distribution Date) such conveyance instruments as necessary to reflect the terms of this Agreement.

               2.5 Prior Grants. Each party acknowledges and agrees that the foregoing acknowledgements as to ownership are subject to any and all licenses and other rights that may have been granted to a third party by the other party or its Subsidiaries prior to the Distribution Date. Each party shall respond to reasonable inquiries from the other party regarding any such prior grants.



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        3.     Research and Development.

               3.1 Subject to Section 2, as between ESS and Vialta, each party is the exclusive owner of all Technology and associated Intellectual Property Rights developed during research and development conducted by such party alone or without the other party hereto on, before or after the Distribution Date.

               3.2 The Research and Development Service Agreement (ESS to Vialta), effective August 1, 1999 (the "VIALTA RESEARCH AND DEVELOPMENT AGREEMENT") and the Research and Development Service Agreement (Vialta to ESS), effective August 1, 1999 (the "ESS RESEARCH AND DEVELOPMENT AGREEMENT") are hereby terminated as of the Distribution Date, excepting only that any outstanding payment obligations existing as of the Distribution Date shall be met by the debtor party. Section 3 of both the Vialta Research and Development Agreement and the ESS Research and Development Agreement are replaced by Section
2.1 of this Agreement effective nunc pro tunc to the effective date of those Agreements.

        4. Dispute Resolution. Any and all controversies, disputes or claims arising out of, relating to, in connection with or resulting from this Agreement (or any amendment thereto or any transaction contemplated hereby or thereby), including as to its existence, interpretation, performance, non-performance, validity, breach or termination, including any claim based on contract, tort, statute or constitution and any claim raising questions of law, whether arising before or after termination of this Agreement, shall be deemed a Dispute as defined in Section 4.6 of the Distribution Agreement and shall be resolved exclusively by, in accordance with, and subject to the procedures and limitations set forth in, Section 4.6 of the Distribution Agreement.

        5.     Miscellaneous Provisions.

               5.1 Incorporation of Distribution Agreement. The miscellaneous provisions provided in Article V of the Distribution Agreement are incorporated herein by reference as though set forth in full, excepting only Section 5.15 of the Distribution Agreement.

               5.2 Other Agreements. This Agreement is not intended to address, and should not be interpreted to address, the matters expressly covered by the Distribution Agreement and/or the other Ancillary Agreements. In the event of a conflict between this Agreement and the Distribution Agreement and/or any other Ancillary Agreement executed in connection herewith, the provisions of this Agreement shall prevail.

               5.3 Superceded Previous Understandings. This Agreement supercedes all previous agreements between the ESS and Vialta dealing with ownership or licensing of Technology or Intellectual Property Rights, including the Vialta Research and Development Agreement, the ESS Research and Development Agreement and the Assignment of Intellectual Property Agreement between ESS and Vialta, dated January 1, 2000.

               5.4 Confidentiality. The terms of the Master Confidential Disclosure Agreement between the parties shall apply to any Confidential Information which is the subject matter of this Agreement.



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               5.5 Disclaimer. NEITHER PARTY MAKES ANY WARRANTY OR
REPRESENTATION, INCLUDING ANY WARRANTY OR REPRESENTATION CONCERNING TECHNOLOGY OR INTELLECTUAL PROPERTY, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ENFORCEABILITY OR NON-INFRINGEMENT.

               5.6 No Implied Licenses. Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under any Intellectual Property Right, other than the rights expressly granted in this Agreement.

        IN WITNESS WHEREOF, each of the parties has caused this Master Technology Ownership and License Agreement to be executed as of the date first above written.

ESS TECHNOLOGY, INC.                         VIALTA, INC.


By: /s/ ROBERT L. BLAIR                      By: /s/ FRED S.L. CHAN
--------------------------------             --------------------------------
Name:  Robert L. Blair                       Name:  Fred S.L. Chan
     ------------------------------               ------------------------------

Its:   President & CEO                       Its:   Chairman & CEO
    -------------------------------              -------------------------------



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                                    EXHIBIT A

                  USE RESTRICTIONS APPLICABLE TO ACCESS BROWSER



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                                    EXHIBIT B

                                  VIALTA MARKS



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